As filed with the Securities and Exchange Commission on March 8, 2006

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 6, 2006


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                       1-5706                58-0971455
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(State or other jurisdiction of         (Commission            (IRS Employer
         incorporation)                 File Number)         Identification No.)

            8000 Tower Point Drive, Charlotte, NC                  28227
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           (Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:     (704) 321-7380
                                                       ----------------

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01.   Regulation FD Disclosure

     The Judgment (hereinafter defined) referenced under Item 8.01 (Other Events) of this Current Report on Form 8-K is attached hereto as Exhibit 20.1.

Item 8.01.   Other Events

     On March 8, 2006, Metromedia International Group, Inc. (the "Company") announced that a settlement hearing (the "Settlement Hearing") in the In Re Fuqua Industries action was held on March 6, 2006 in the Court of Chancery of the State of Delaware (the "Court"). At the Settlement Hearing, the Court approved the terms of the settlement memorialized in the Stipulation and Agreement of Compromise, Settlement and Release of Claims, dated December 30, 2005 (the "Stipulation"), and entered the Order and Final Judgment (the "Judgment") effectively ending this legal action for the previously agreed upon $7.0 million settlement (the "Settlement Amount"). Pursuant to the terms of the settlement, the Settlement Amount will be released from escrow upon expiration of a 30-day appeal period. Upon distribution from the escrow account, the Company will receive approximately $4.6 million of the Settlement Amount with the remaining $2.4 million distributed to the plaintiff's attorneys for fees and expenses incurred. Since this action was brought on behalf of the Company, the funds received by the Company from the Settlement Amount will go directly to the Company and not to individual stockholders.

     The press release announcing this matter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits

             (d)     Exhibits

             20.1 Order and Final Judgment issued by the Court of Chancery of the State of Delaware in and for New Castle County, dated March 6, 2006.

             99.1 Press Release of Metromedia International Group, Inc., dated March 8, 2006.

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                                    SIGNATURE
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             METROMEDIA INTERNATIONAL GROUP, INC.


                             By: /S/ HAROLD F. PYLE, III
                                 ------------------------------------
                                 Name:  Harold F. Pyle, III
                                 Title: Executive Vice President Finance,
                                        Chief Financial Officer
                                        and Treasurer

Date: March 8, 2006
Charlotte, NC